**NOTICE TO PROSPECTIVE SUBSCRIBERS**

**CANIVATE GROWING SYSTEMS LTD. (THE "COMPANY") IS NOT A REPORTING ISSUER UNDER CANADIAN SECURITIES LEGISLATION OR THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934. PURCHASING SHARES UNDER THIS SUBCRIPTION AGREEMENT MEANS THAT YOU ARE ACQUIRING SECURITIES OF A COMPANY WHOSE SHARES ARE NOT FREELY TRADABLE AND ARE SUBJECT TO RESTRICTIONS ON RESALE. THE COMPANY IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND NO ASSURANCE CAN BE GIVEN THAT THE COMPANY WILL BECOME A REPORTING ISSUER. IF THE COMPANY DOES NOT BECOME A REPORTING ISSUER THE SECURITIES ACQUIRED UNDER THIS PRIVATE PLACEMENT WILL BE SUBJECT TO RESTRICTIONS ON RESALE FOR AN UNLIMITED PERIOD.**

# CANIVATE GROWING SYSTEMS LTD.

## UNIT SUBSCRIPTION AGREEMENT
**Dated for Reference: August 20, 2018**

**TO: CANIVATE GROWING SYSTEMS LTD. (the "Company")**

**RE: Purchase of Units of Canivate Growing Systems Ltd. at a Subscription Price of CDN$0.35 per Unit** (the "**Offering**").

The undersigned (the "**Investor**") hereby irrevocably subscribes for and agrees to purchase from the Company, on the terms and conditions set forth in this agreement (the "**Subscription Agreement**"), that number of Units of the Company set out below at a price of CDN$0.35 per Unit, for the total subscription price set forth below (the "**Subscription Price**"). Each "**Unit**" consists of (i) one common share in the capital of the Company, and (ii) one warrant to purchase one Common Share of the Company for $0.50 for a three year term following closing of the Offering, subject to acceleration of the Expiry Time as set forth herein. The terms of the Offering are summarized in the Term Sheet attached as Schedule A and are set forth in detail in the Terms and Conditions starting on page 5.

**REGISTRATION AND DELIVERY INSTRUCTIONS:**

285,714 Number of Units of the Company ("**Units**")

CDN$0.35 per Unit for a total subscription price ("**Subscription Price**") of CDN$ 100,000

**EXECUTION BY SUBSCRIBER:**

| | |
|---|---|
| X [signature] | 4168 Susan CRT. Burlington, ON, L7M 4E9 |
| Signature of individual (if Subscriber is an individual) | Address of Subscriber (residence) |
| | |
| Authorized signatory (if Subscriber is **not** an individual) | Address of Subscriber |
| Anthony Oram | (416) 318 - 6362 |
| Name of Subscriber (**please print**) | Telephone number of Subscriber |
| | |
| Name of authorized signatory (**please print**) | E-mail address of Subscriber |

<table>
<tr>
<td>

**Register the Units as follows:**

Anthony Oram
(Name)

(Account reference, if applicable)

4168 Susan CRT. Burlington, ON, L7M 4E9
(Address)

(Address)

</td>
<td>

**Deliver the Units as follows:**

Anthony Oram
(Name)

(Account reference, if applicable)

(Contact Name)

1895 - 1066 West Hastings Street
(Address)

Vancouver, BC, V6E 3X1
(Address)

</td>
</tr>
</table>

**ACCEPTANCE:**

Accepted and agreed to by Canivate Growing Systems Ltd. as of the _____ day of _______________, 2018.

**CANIVATE GROWING SYSTEMS LTD.**

Per: ______________________
Authorized Signatory

**THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.**

**THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.**

| | |
|---|---|
| | **Jurisdiction(s) registered:** ________________<br>**Categories of registration:**__________________ |
| | (f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,<br>(f.1) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada, |
| | (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec, |
| | (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government, |
| | (i) except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,<br>(i.1) in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,<br>**Jurisdiction(s) registered:** ________________<br>**Registration number(s):**____________________ |
| X | (j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,<br>**If this is your applicable category, you must also complete Form 45-106F9 attached as Schedule C to the Subscription Agreement** |
| | (j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000, |
| | (k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,<br>**If this is your applicable category, you must also complete Form 45-106F9 attached as Schedule C to the Subscription Agreement** |
| | (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,<br>**If this is your applicable category, you must also complete Form 45-106F9 attached as Schedule C to the Subscription Agreement** |
| | (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,<br>**Type of entity:** _______________<br>**Jurisdiction and date of formation:** ____________________ |

| | |
|---|---|
| _______ | (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [**If this is your applicable category, each owner of interest must individually complete and submit to the Company its own copy of this Certificate of Accredited Investor**],<br>**Name(s) of owners of interest:** ____________<br>**Type of entity (if applicable):** ____________<br>**Categories of accredited investor:** ____________ |
| _______ | (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,<br>**Name of advisor:** ____________<br>**Jurisdiction(s) registered:** ____________<br>**Categories of registration:** ____________<br>**Basis of exemption:** ____________ |
| _______<br><br>_______ | (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,<br>(v.1) in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor,<br>**Jurisdiction(s) recognized or designated:** ____________ |
| _______ | (w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.<br>**Name(s) of settlor:** ____________<br>**Name(s) of trustees:** ____________<br>**Categories of accredited investor:** ____________<br>**Categories of beneficiaries:** ____________ |

DATED: September 12, 2018

Anthony Oram

*Print name of Subscriber*

× ____________

*Signature*

____________

*Print name of Signatory (if different from Subscriber)*

____________

*Title*

**SCHEDULE C**

**TO THE SUBSCRIPTION AGREEMENT OF CANIVATE GROWING SYSTEMS LTD.**

**FORM 45-106F9 - FORM FOR INDIVIDUAL ACCREDITED INVESTORS**

| **WARNING!** |
|---|
| **This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.** |

| | |
|---|---|
| **SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER** | |
| 1. About your investment | |
| Type of securities: **Units** | Issuer: **Canivate Growing Systems Ltd.** |
| **SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER** | |
| 2. Risk acknowledgement | |
| This investment is risky. Initial that you understand that: | **Your initials** |
| **Risk of loss** – You could lose your entire investment of $ 100,000. | |
| **Liquidity risk** – You may not be able to sell your investment quickly – or at all. | |
| **Lack of information** – You may receive little or no information about your investment. | |
| **Lack of advice** – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca. | |
| 3. Accredited investor status | |
| You must meet at least **one** of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria. | **Your initials** |
| • Your net income before taxes was more than CAD$200,000 in each for the 2 most recent calendar years, and you expect it to be more than CAD$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.) | |
| • Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than CAD$300,000 in the current calendar year. | |

| | |
|---|---|
| • Either alone or with your spouse, you own more than CAD$1 million in cash and securities, after subtracting any debt related to the case and securities. | |
| • Either alone or with your spouse, you may have net assets worth more than CAD$5 million. (Your net assets are your total assets (including real estate) minus your total debt.) | |

**4. Your name and signature**

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print): Anthony Oram

| | |
|---|---|
| Signature: | Date: September 12, 2018 |

**SECTION 5 TO BE COMPLETED BY SALESPERSON**

**5. Salesperson information**

[*Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement*.]

First and last name of salesperson (please print): •

| | |
|---|---|
| Telephone: **604-•** | Email: • |

Name of firm (if registered):

**SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER**

**6. For more information about this investment**

**CANIVATE GROWING SYSTEMS LTD.**

| | |
|---|---|
| Issuer Name: | **CANIVATE GROWING SYSTEMS LTD.** |
| Attention: | Mr. Ingo Mueller, CEO |
| Address: | #500 1112 WEST PENDER ST., VANCOUVER, B.C. V6E 2S1 |
| Telephone No: | 866 226-3514 |
| Email Address: | ingo.mueller@canivate.com |

**For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca**